                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: January 27, 1994
                                                -----------------------------

                           Merrill Lynch & Co., Inc.
- -----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



Delaware                          1-7182                          13-2740599
- -----------------------------------------------------------------------------
(State or Other                 (Commission                 (I.R.S. Employer
Jurisdiction of                  File Number)              Identification No.)
Incorporation)




World Financial Center, North Tower, New York, New York      10281-1332
- -----------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212)449-1000
                                                   --------------------------



- -----------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)





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Item 5.  Other Events
- ---------------------

On January 24, 1994, Merrill Lynch & Co., Inc. ("ML & Co.") announced its earnings for the three months and year ended December 31, 1993, which will be superseded by ML & Co.'s Annual Report on Form 10-K for the year ended December 31, 1993. In this announcement, ML & Co. indicated that it had adopted, effective as of the first quarter of 1993, Statement of Financial Accounting Standards ("SFAS") No. 112 (Employers' Accounting for Postemployment Benefits) and indicated that first quarter 1993 financial statements would be restated to reflect the $35.4 million cumulative effect adjustment. Filed herein is an unaudited summary of restated financial information for the three-, six- and nine-month periods in fiscal 1993 related to the adoption of SFAS No. 112.

Also filed herein is a discussion of ML & Co.'s full year unaudited results of operations which were announced on January 24, 1994.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
- ---------------------------------------------------------------------------

         (c)  Exhibits
              --------

                (99)  Additional Exhibits

                      (i)  Unaudited Summary of Financial Information
                      (ii) Summary Discussion of 1993 Full Year Unaudited
                            Results

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH & CO., INC.
                                          -------------------------
                                                 (Registrant)




                                          By: /s/ Joseph T. Willett
                                              ---------------------
                                              Joseph T. Willett
                                              Senior Vice President,
                                              Chief Financial Officer


Date:  January 31, 1994

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.





                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED JANUARY 27, 1994




                                                 Commission File Number 1-7182

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.          Description                        Page
- -----------          -----------                        ----

  (99)                Additional Exhibits
                      (i)  Unaudited Summary of          6
                           Financial Information


                      (ii) Summary Discussion of 1993    7
                           Full Year Unaudited Results



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